                                   EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Lafarge Corporation Employee Stock Purchase Plan, previously filed Registration Statement on Form S-8, File No. 33-20865.






Washington, D.C.,                                            ARTHUR ANDERSEN LLP
August 5, 1996






                                       9